UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 18, 2004
(Date of earliest event reported)

               POTLATCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5313 (Commission File Number)	82-0156045 (I.R.S. Employer Identification Number)

601 W. Riverside Avenue, Suite 1100, Spokane WA (Address of principal executive offices)		99201 (Zip Code)

509-835-1500
(Registrant’s telephone number,
including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

        On October 18, 2004, Potlatch Corporation announced its results of operations and financial condition for the quarter ended September 30, 2004. The press release containing this announcement is furnished as Exhibit 99.1 hereto.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

99.1	Press release issued by Potlatch Corporation, dated October 18, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2004

POTLATCH CORPORATION

By: /s/ Malcolm A. Ryerse
       —————————————
       Malcolm A. Ryerse
       Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by Potlatch Corporation, dated October 18, 2004.